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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549
               __________________________________

                            FORM 8-A

               __________________________________

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR (g) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                        PBOC HOLDINGS, INC.
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 (Exact name of registrant as specified in its articles of incorporation)

          Delaware                           33-0220233
----------------------------          ------------------------
 (State of incorporation or               (I.R.S. Employer
       organization)                     Identification No.)

  5900 Wilshire Boulevard
  Los Angeles, California                       90036
---------------------------           ------------------------
   (Address of principal                     (Zip Code)
     executive offices)

If this form relates                  If this form relates
to the registration of                to the registration of
a class of securities                 a class of securities
pursuant to Section                   pursuant to Section
12(b) of the Exchange                 12(g) of the Exchange
Act and is effective                  Act and is effective
pursuant to General                   pursuant to General
Instruction A.(c),                    Instruction A.(d),
please check the                      please check the
following box. ( )                    following box. (X)

Securities Act registration statement file number to which this form relates: 333-48397
                        (If applicable)

           Securities to be registered pursuant to Section 12(b) of the Act:

                              None

Securities to be registered pursuant to Section 12(g) of the Act:

            Common Stock, par value $.01 per share
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                        (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered

           See "Description of Capital Stock" in the Prospectus included in PBOC Holdings, Inc.'s Registration Statement on
     Form S-1 (File No. 333-48397) which is hereby incorporated by reference.

Item 2.   Exhibits

          3.1.2*  Amended and Restated Certificate of Incorporation of
                  Registrant

          3.2.1*  Bylaws of the Registrant

            4.1*  Form of Common Stock certificate of Registrant

           *Previously filed with the Securities and Exchange Commission as exhibits to PBOC Holdings, Inc.'s Registration Statement on Form S-1 (File No. 333-48397). Such exhibits are incorporated herein by reference.












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                                SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         PBOC HOLDINGS, INC.



Date:  May 6, 1998     By:  /s/ J. Michael Holmes
                            ---------------------
                            J. Michael Holmes













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